POWER OF ATTORNEY
Know all by these presents, that the undersigned
hereby constitutes and appoints
Noah F. Webster, signing singly, the
Undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer and/or
director of Zix Corporation (the Company), Forms 3, 4,
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934, as amended, and the rules thereunder;
(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5 and
timely file such form with the United States Securities
and Exchange Commission and any stock exchange or
similar authority; and
(3) take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by the undersigned,
it being understood that the documents executed by
such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such
form and shall contain such terms and conditions as
such attorney-in-fact may approve in such
attorney-in-facts discretion. The undersigned hereby
grants to such attorney-in-fact full power and
authority to do and perform any and every act and
thing whatsoever requisite, necessary, or proper to be
done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as
the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact,
or such attorney-in-facts substitute or substitutes,
shall lawfully do or cause to be done by virtue of
this power of attorney and the rights and powers herein
granted.
The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity at the
request of the undersigned, is not assuming, nor is
the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934, as amended.
This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required
to file Forms 3, 4, and 5, with respect to the
undersigned's holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this
5th day of June, 2018.
/s/ Richard D. Spurr
Print Name: Richard D. Spurr